No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                                  EQUITY SERIES


THIS CERTIFIES THAT


is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                                  GLOBAL SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                               TOTAL RETURN SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                             SOCIAL AWARENESS SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                              MID CAP VALUE SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                             SMALL CAP GROWTH SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                              ENHANCED INDEX SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                              INTERNATIONAL SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                                SELECT 25 SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                             LARGE CAP GROWTH SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.
                                TECHNOLOGY SERIES


THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Capital Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)
        The face of this document has a security void background pattern